UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	MXL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 8, 2022, officers of MaxLinear, Inc., a Delaware corporation (“MaxLinear”) participated at the Wells Fargo 2022 Leveraged Finance Conference. During the conference and in separate sessions with analysts and investors, MaxLinear’s officers have referred, and will refer, to an updated slide presentation, which among other things makes reference to MaxLinear’s proposed acquisition of Silicon Motion Technology Corporation (“Silicon Motion”). A copy of this updated slide presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Investor Presentation
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, all forward looking statements are based on estimates, projections, and assumptions of MaxLinear as of the date of this communication. These forward-looking statements include, among others, statements concerning: MaxLinear’s growth plan and strategies; estimates of total addressable market and serviceable addressable market; anticipated market trends (including growth trends); the potential of MaxLinear’s technology to be disruptive; anticipated operating benefits for customers, suppliers and employees resulting from MaxLinear’s proposed acquisition of Silicon Motion (the “Merger”); industry trends, including, but not limited to, anticipated worldwide NAND demand; anticipated total addressable market expansion as a result of the Merger; anticipated financial performance of the combined company following the Merger; and the anticipated closing date for the Merger. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements including, without limitation: intense competition in our industry; increasing supply chain risks within our industry, including increases in shipping and material costs and substantial shipping delays resulting in extended lead-times; inflation trends in our supply chain and in the global economy generally; geopolitical risks; our dependence on a limited number of customers for a substantial portion of our revenues; potential decreases in average selling prices for our products; the risk that the potential benefits sought in the Merger might not be fully realized; the possibility that the Merger might not be consummated, or that consummation might be unduly delayed; the effect of public announcement of the Merger on Silicon Motion’s or MaxLinear’s sales and operating results and MaxLinear’s ability to retain key management, marketing, technical, and other personnel; the substantial charges to be incurred in connection with the Merger, including costs of integrating the businesses and transaction expenses arising from the Merger; the risk that despite the efforts of MaxLinear, key personnel of Silicon Motion might not remain employed with Silicon Motion following the closing; certain restrictions on MaxLinear’s ability to operate during the pendency of the transaction and its ability to make certain acquisitions of any person or portion thereof; and MaxLinear’s obligation under the merger agreement, including obligations to undertake certain mitigation measures that may be required to obtain applicable antitrust approvals and obligations to pay a termination fee under certain circumstances, in each case, subject to the terms and conditions of the merger agreement. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained under the caption “Risk Factors” in MaxLinear’s filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, which we filed with the SEC on July 27, 2022. This communication does not constitute confirmation or an update of previously provided guidance. MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

This communication makes reference to a proposed merger involving MaxLinear and Silicon Motion. In connection with the proposed transaction, MaxLinear has filed with the Securities and Exchange Commission (the “SEC”), and the SEC has declared effective, a Registration Statement on Form S-4 that includes a proxy statement of Silicon Motion and a prospectus of MaxLinear.

The proxy statement/prospectus and this communication are not offers to sell MaxLinear securities, and are not soliciting an offer to buy MaxLinear securities, in any state where the offer and sale is not permitted.

MAXLINEAR AND SILICON MOTION URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND OTHER DOCUMENTS PROVIDED TO SILICON MOTION SECURITY HOLDERS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain the Registration Statement on Form S-4 free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by MaxLinear (when they become available) may be obtained free of charge on MaxLinear’s website at www.maxlinear.com or by contacting MaxLinear’s Investor Relations Department at IR@MaxLinear.com. Copies of documents filed or furnished by Silicon Motion (when they become available) may be obtained free of charge on Silicon Motion’s website at https://www.siliconmotion.com or by contacting Silicon Motion’s Investor Relations Department at IR@siliconmotion.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 9, 2022	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven G. Litchfield
Steven G. Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer

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